UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): May 5, 2003


                             3D SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                      0-22250                95-4431352
 State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)         Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)


                                 (661) 295-5600
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

     Reference is made to the press release of Registrant, issued on May 5, 2003, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements. None.

     (b) Pro Forma Financial Information. None.

     (c) Exhibits.

          3.1 Certificate of Designations of the Series B Convertible Preferred Stock, filed with the Secretary of State of Delaware on May 2, 2003.

          10.1  Form of Securities Purchase Agreement.

          10.2 Waiver Agreement Number Two, dated as of May 1, 2003, between and among U.S. Bank National Association, Registrant, and 3D Holdings, LLC.

          99.1  Press Release, dated May 5, 2003.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 6, 2003                                 3D SYSTEMS CORPORATION



                                           /s/ KEITH KOSCO
                                           -----------------------------
                                           By:    Keith Kosco
                                           Its:   General Counsel


                                     Page 3
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                                  EXHIBIT INDEX

EXHIBITS

     3.1 Certificate of Designations of the Series B Convertible Preferred Stock filed with the Secretary of State of Delaware on May 2, 2003.

     10.1  Form of Securities Purchase Agreement.

     10.2 Waiver Agreement Number Two, dated as of May 1, 2003, between and among U.S. Bank National Association, Registrant, and 3D Holdings, LLC.

     99.1  Press Release, dated May 5, 2003.



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